Exhibit 99.1

SIGNATURE

BCP BUZZ HOLDINGS L.P.

By: BCP VII Holdings Manager - NQ L.L.C., its general partner

By: Blackstone Management Associates VII NQ L.L.C., its managing member

By: BMA VII NQ L.L.C., its sole member

By: /s/ Christopher Striano

Name: Christopher Striano

Title: Chief Operating Officer of Global Finance

08/15/2025

BCP VII HOLDINGS MANAGER - NQ L.L.C. By: /s/ Christopher Striano Name: Christopher Striano Title: Chief Operating Officer of Global Finance	08/15/2025

BLACKSTONE MANAGEMENT ASSOCIATES VII NQ L.L.C. By: BMA VII NQ L.L.C., its managing member By: /s/ Christopher Striano Name: Christopher Striano Title: Chief Operating Officer of Global Finance	08/15/2025

BMA VII NQ L.L.C. By: /s/ Christopher Striano Name: Christopher Striano Title: Chief Operating Officer of Global Finance	08/15/2025

BTO BUZZ HOLDINGS II L.P.

By: BTO Holdings Manager L.L.C., its general partner

By: Blackstone Tactical Opportunities Associates L.L.C., its managing member

By: BTOA L.L.C., its sole member

By: /s/ Christopher J. James

Name: Christopher J. James

Title: Authorized Person

08/15/2025

BTO HOLDINGS MANAGER L.L.C.

By: Blackstone Tactical Opportunities Associates L.L.C., its managing member

By: BTOA L.L.C., its sole member

By: /s/ Christopher J. James

Name: Christopher J. James

Title: Authorized Person

08/15/2025

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES, L.L.C. By: BTOA L.L.C., its sole member By: /s/ Christopher J. James Name: Christopher J. James Title: Authorized Person	08/15/2025

BTOA L.L.C. By: /s/ Christopher J. James Name: Christopher J. James Title: Authorized Person	08/15/2025

BLACKSTONE HOLDINGS III L.P.

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By: /s/ Victoria Portnoy

Name: Victoria Portnoy

Title: Managing Director - Assistant Secretary

08/15/2025
BLACKSTONE HOLDINGS III GP L.P. By: Blackstone Holdings III GP Management L.L.C., its general partner By: /s/ Victoria Portnoy Name: Victoria Portnoy Title: Managing Director - Assistant Secretary	08/15/2025